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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report (and all references to our Firm), as it relates to Aerial Communications, Inc. and Subsidiaries, included in or made a part of this current report on Form 8-K.

                                        ARTHUR ANDERSEN LLP

Chicago, Illinois
March 22, 2000